MEZZANINE LIMITED payment GUARANTY

THIS MEZZANINE LIMITED PAYMENT GUARANTY (“Guaranty”) is made as of July 24, 2026, by STEWARDS, INC., a Nevada corporation, SHAUN A. QUIN, an individual, GLEN STEWARD, an individual, CHARLES R. ABELE, an individual, and PETER J. JAGO, an individual (individually and collectively (as the context requires), the “Guarantor”), in favor of 1818 MEZZ LENDER LLC, a Delaware limited liability company (collectively with its successors or assigns “Lender”).

RECITALS

A.        Pursuant to the terms of that certain Mezzanine Loan Agreement of even date herewith by and between BLOCK 40 HOLDCO LLC, a Delaware limited liability company (“Borrower”), and Lender (as the same may be amended, modified, supplemented or replaced from time to time, the “Loan Agreement”), Lender made a mezzanine loan to Borrower in the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) (the “Loan”) for the purposes specified in, and subject to the terms of, the Loan Agreement.

B.       The Loan Agreement provides that the Loan is evidenced by that certain Note (as defined in the Loan Agreement). The Loan is further evidenced and secured by certain other Loan Documents (as defined below).

C.       The Note is secured by, among other things, that certain Pledge and Security Agreement (as defined in the Loan Agreement). The Pledge and Security Agreement encumbers Borrower’s equity interests in BLOCK 40 PROPERTY LLC, a Delaware limited liability company, which owns the real property and any and all Improvements thereon described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

D.       The Loan Agreement, the Pledge and Security Agreement, the Note, and those other documents described and defined in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto, are collectively referred to hereinafter as the “Loan Documents”.

E.       Guarantor retains a direct or indirect ownership interest in Borrower and the Property and will benefit from the Loan that has been made by Lender to Borrower.

F.       Pursuant to the terms of that certain Loan Agreement of even date herewith by and between BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Mortgage Borrower”), and VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company (“Mortgage Lender”) (as the same may be amended, modified, supplemented or replaced from time to time, the “Mortgage Loan Agreement”), Mortgage Lender made a loan to Mortgage Borrower in the principal sum of Sixty-Nine Million and 00/100 Dollars ($69,000,000.00) (the “Mortgage Loan”) for the purposes specified in, and subject to the terms of, the Mortgage Loan Agreement. As security for the Mortgage Loan, Guarantor is executing that certain Limited Payment Guaranty of even date herewith in favor of Mortgage Lender (as the same may be amended, modified, supplemented or replaced from time to time, the “Mortgage Limited Payment Guaranty”).

NOW, THEREFORE, to induce Lender to enter into the Loan Documents and to make the Loan and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably, covenants and agrees with Lender, and guarantees to Lender, as applicable, as follows:

1.                  GUARANTY OF OBLIGATIONS.

1.1              Guarantor hereby unconditionally, absolutely and irrevocably, guarantees, becomes surety for and promises to pay to Lender, as a primary obligor, the full and prompt payment of the Guaranteed Obligations (as defined below) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. For the purposes of this Guaranty, the term “Guaranteed Obligations” shall mean the full and punctual payment when due of the outstanding principal balance of the Loan. Guarantor shall not be liable under this Guaranty for payment of interest, default interest, late charges, exit fees, prepayment premiums, yield maintenance, protective advances or any other non-principal amounts. Notwithstanding anything contained herein to the contrary, the maximum aggregate liability for payment of the total Guaranteed Obligations of Guarantor (jointly and severally among all Guarantors) hereunder, shall be limited to $19,750,000.00, plus all reasonable, actual, out-of-pocket collection costs and enforcement expenses related to the enforcement of this Guaranty, and minus any amounts actually paid or recovered from Guarantor by Mortgage Lender and applied to the outstanding principal balance of the Mortgage Loan pursuant to the terms and conditions of the Mortgage Limited Payment Guaranty (“Guaranty Cap”). All amounts paid by Guarantor under this Guaranty (exclusive of the foregoing collection costs and enforcement expenses) shall reduce the remaining amount available under the Guaranty Cap on a dollar-for-dollar basis. For avoidance of doubt, acceleration of the Loan, maturity of the Loan, foreclosure, assignment-in-lieu, exercise of remedies or the existence of any deficiency shall not increase Guarantor’s liability beyond the Guaranty Cap. For the avoidance of doubt, Guarantor's liability hereunder shall in no event exceed the lesser of (A) the then-remaining Guaranty Cap and (B) the then-outstanding Debt (as reduced by all payments and proceeds actually received by Lender and applied to the Debt, including without limitation payments by Borrower, payments by any other Guarantor, and proceeds from the Collateral)

1.2              Guarantor acknowledges and agrees that payments made by Guarantor pursuant to this Guaranty and/or the Mortgage Limited Payment Guaranty shall be applied to the Guaranteed Obligations and/or the Guaranteed Obligations (as defined in the Mortgage Limited Payment Guaranty) pursuant to the terms and conditions of Sections 5(d) and (e) of the Intercreditor Agreement.

2.                  NO WAIVER, RELEASE OR IMPAIRMENT. This Guaranty is a continuing guaranty of payment and guaranties payment of the Guaranteed Obligations to Lender, as limited herein. Nothing contained in this Guaranty shall be deemed to waive, release, affect or impair the indebtedness evidenced by the Loan Documents or the obligations of Borrower or Guarantor under any additional Loan Documents, or the liens and security interests created by the Loan Documents, or Lender’s rights to enforce its rights and remedies under the Loan Documents and under this Guaranty or the indemnity provided herein, in the Loan Documents or in connection with the Loan, or otherwise provided in equity or under applicable law, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief, or any suit or action in connection with the preservation, enforcement or foreclosure of the liens, pledges, assignments and security interests which are now or at any time hereafter security for the payment and performance of all obligations under the Loan Agreement or in the other Loan Documents.

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3.                  NATURE OF GUARANTY. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation hereof. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

4.                  PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Obligations shall not be punctually paid when due in accordance with the Loan Documents (following expiration of all applicable notice and cure periods thereunder), whether at demand, maturity, acceleration or otherwise, Guarantor shall, within ten (10) Business Days after receipt of written demand from Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, except for notices otherwise expressly provided for under the Loan Documents, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender, at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (b) enforce Lender’s rights against any collateral which shall ever have been given to secure the Loan, (c) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, (d) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (e) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, (f) provide notice or proof of non-payment or default by Borrower or (g) resort to any other means of obtaining payment of the Guaranteed Obligations. If Guarantor fails to promptly pay the Guaranteed Obligations within the above ten (10) Business-Day Period, Lender may from time to time, and without first requiring performance by Borrower or any other guarantor, or without exhausting any or all security (if any) for the Loan, bring any action at law or in equity or both to compel Guarantor to pay the Guaranteed Obligations, together with interest thereon at the then applicable interest rate on the Note from the expiration of such ten (10) Business-Day period.

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5.                  GUARANTOR’S WAIVERS.

5.1              Guarantor acknowledges that Guarantor has received copies of the Loan Documents, and to the extent permitted by applicable law, Guarantor waives any and all rights and defenses based upon or arising out of (a) any legal disability or other defense of Borrower, any other guarantor or other Person or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Loan Documents; (b) any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or any Guarantor, or any defect in the formation of Borrower, Guarantor or any principal of Borrower or any Guarantor; (c) the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any act or omission by Lender or Servicer which directly or indirectly results in, or contributes to, the release of Borrower or any other Person or any collateral for any obligation to Lender in connection with the Loan; (e) the unenforceability or invalidity of any collateral assignment or guaranty with respect to any obligation to Lender in connection with the Loan, or the lack of perfection or continuing perfection or lack of priority of any lien which secures any obligation to Lender in connection with the Loan; (f) any failure of Lender to marshal assets in favor of Guarantor or any other Person; (g) any modification of any obligation to Lender in connection with the Loan, in accordance with the Loan Documents, including, without limitation, any renewal, extension, acceleration or increase in interest rate; (h) an election of remedies by Lender, even though that election of remedies (such as a non-judicial foreclosure, if available and/or permitted, with respect to security for a guaranteed obligation) has or may have destroyed Guarantor’s rights of subrogation, reimbursement and contribution against the principal by the operation of applicable law or otherwise; (i) Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay and perform its obligations under the Note or any of the other Loan Documents, or upon the failure of any other principals of Borrower to guaranty the Loan; (j) any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (k) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (l) Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (m) any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (n) any right of subrogation, reimbursement, indemnification and contribution, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (o) presentment, demand, protest and notice of any kind (except as otherwise required to be given pursuant to the terms hereof or any of the other Loan Documents); (p) intentionally deleted; (q) use of cash collateral under Section 363 of the Bankruptcy Code; (r) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (s) any and all defenses based upon suretyship or impairment of collateral; and (t) any right to revoke this Guaranty as to any future advances made by Lender under and pursuant to the Loan Documents to protect Lender’s interest in the Collateral. Notwithstanding anything to the contrary set forth herein, in no event is Guarantor waiving any defense of payment and/or performance. Notwithstanding the foregoing or anything to the contrary in this Guaranty, Guarantor is not waiving and reserves all of its rights, remedies and defenses regarding a claim of Lender’s gross negligence or willful misconduct.

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5.2              This Guaranty is a “last dollar” guaranty, and accordingly, under no circumstances (except as otherwise set forth herein) shall the Guarantor’s liability hereunder be reduced by, from or as a result of any payment to or amount realized by Lender from Borrower, any guarantor other than Guarantors under this Agreement, any rents, deposits, insurance proceeds, condemnation awards, proceeds from bankruptcy sale, foreclosure or any conveyance in lieu of foreclosure or from any other profits, avails, revenues, or proceeds derived from the Collateral, and only payments made to Lender by the Guarantor out of their personal funds not derived from the Property before or after written demand thereof by Lender shall be applied against such liability. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any. In no event shall Lender be entitled to recover more than 100% of its Losses (as defined in the Limited Guaranty) or amounts owed under the Loan Documents, without duplication, and Guarantor shall in no event be liable for any portion of the Debt that is satisfied from other proceeds. The foregoing last-dollar provisions shall not permit Lender to recover twice for the same Loss or Debt.

5.3              Lender may collect from Guarantor without first foreclosing on the Collateral; and if Lender forecloses on the Collateral, then (A) the amount of the debt may be reduced only by the price for which the Collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the Collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any, expressly excluding (i) any defense of payment and/or performance and (ii) any defense regarding a claim of Lender’s gross negligence or willful misconduct. Guarantor agrees that the payment or performance of any act which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses to seek subrogation, reimbursement, indemnification or contribution which might otherwise be available to Guarantor under any applicable law, other than the defense of payment and/or performance, or any defense asserting Lender’s gross negligence or willful misconduct.

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5.4              The statutes and rules referred to above in this Section shall include any further statutes or rules amending, supplementing or supplanting same. The waivers and agreements contained herein are given by Guarantor knowingly, intelligently and voluntarily, upon advice of counsel, to induce Lender to accept a lower interest rate on the Note and other Loan Document terms more favorable to Borrower and Guarantor than would be acceptable to Lender in the absence thereof.

5.5              Notwithstanding the foregoing waivers, upon indefeasible payment in full of the Debt, and so long as no claim for a clawback, avoidance or recovery under applicable insolvency laws is pending or threatened in writing, such waivers shall be of no further force or effect, and Guarantor’s rights of subrogation, reimbursement, indemnification and contribution and any other waived rights shall automatically revive.

6.                  GUARANTOR’S WARRANTIES. Guarantor warrants, represents, covenants and acknowledges to Lender that: (a) Lender would not make the Loan but for this Guaranty; (b) Guarantor has reviewed all of the terms and provisions of the Loan Agreement and the other Loan Documents; (c) there are no conditions precedent to the effectiveness of this Guaranty; (d) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property, the Collateral and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as to any such matters; (e) the most recent financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects, have been prepared as required by Article 11 of the Loan Agreement (as such Section exists as of the date hereof) and fairly and accurately represent the financial condition of Guarantor as of the respective dates thereof, and to Guarantor’s actual knowledge, no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof except as disclosed to Lender in writing; (f) Guarantor has not and will not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, sell, lease, assign, encumber, pledge, hypothecate, mortgage, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or all or substantially all of its interests therein such that as a direct result thereof Guarantor’s net worth and/or liquidity is reduced below the minimum threshold amounts required to be maintained by Guarantor in accordance with the terms of the Loan Documents; and (g) as of the date hereof Guarantor is not and will not be as of the date hereof, as a consequence of the execution and delivery of this Guaranty, impaired or rendered “insolvent”, as that term is defined in Section 101 of the Bankruptcy Code, or otherwise rendered unable to pay Guarantor’s debts as the same mature and will not have thereby undertaken liabilities in excess of the present fair value of Guarantor’s assets.

7.                  SUBORDINATION. Until payment in full of the Debt, Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been repaid in full; provided, however, that the foregoing subordination,

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assignment and restriction shall suspend Guarantor’s rights only until such payment in full, and all such rights shall automatically revive thereafter without further action by any Person. Notwithstanding the foregoing, Guarantor may timely file proofs of claim or other protective claims, provided that, for so long as any obligations under the Loan Documents remain outstanding, any distributions or other amounts received by Guarantor on account of such claims shall be held in trust for and promptly turned over to Lender for application to the obligations in accordance with the Loan Documents. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If a Guarantor receives payment for any such indebtedness while any obligations under the Loan Documents remain outstanding, then Guarantor shall deliver such payment to Lender. Guarantor will hold any such payment Guarantor receives in trust for Lender until such payment is delivered to Lender. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as is reasonably necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor limited solely to carrying out the specific actions expressly required of Guarantor under this Section, and not for any other purpose and provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. The foregoing power of attorney is coupled with an interest and cannot be revoked.

8.                  BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder until the Debt and all other obligations under the Loan Documents have been paid and performed in full. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing limited power of attorney is coupled with an interest and cannot be revoked while any portion of the Debt or any other obligation under the Loan Documents remains outstanding. Lender or Lender’s nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, for so long as any portion of the Debt or any other obligation under the Loan Documents remains outstanding, the Person or Persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, that Guarantor may receive any such payment or distribution if Guarantor holds it in trust for Lender and promptly turns it over to Lender, and Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. The foregoing, assignment, suspension and restrictions on Guarantor’s rights shall continue only until the Debt and all other obligations under the Loan Documents have been paid and performed in full, at which time such rights shall automatically revest and revive in favor of Guarantor without further action by any Person If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall be reinstated with respect to all or any part of such payment or performance that is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of any notice of revocation given by Guarantor prior to such avoidance or recovery.

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9.                  ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced herein arising or created after any attempted revocation hereof or after the death of Guarantor (if Guarantor is a natural person, in which event this Guaranty shall be binding upon Guarantor’s estate). The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Amounts paid by Guarantor under this Guaranty shall be credited against any overlapping obligation of Guarantor under any other guaranty or indemnity delivered in connection with the Loan, and vice versa, so that Lender shall not recover the same amount more than once. This Guaranty is independent of the obligations of Borrower under the Note, the other Loan Documents and the Pledge and Security Agreement. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

10.              CREDIT REPORTS. Guarantor hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on Guarantor, not more than once annually and any time during the occurrence of an uncured Default under the Loan Documents.

11.              ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

12.              INTENTIONALLY OMITTED.

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13.              MISCELLANEOUS.

13.1          Notices. All notices, demands, or other communications under this Guaranty shall be in writing and shall be delivered to the appropriate party at the addresses set forth below (subject to change from time to time by written notice to all other parties to this Guaranty as provided below). All notices, demands or other communications shall be considered as properly given if delivered (i) personally or sent by first class United States Postal Service mail, postage prepaid, (ii) by Overnight Mail Express (i.e., USPS Priority Mail Express), (iii) by overnight commercial courier service, charges prepaid or (iv) email with a copy of such notice to follow sent by any method as set forth in (i)–(iii) above. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Guarantor:

Stewards, Inc.

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attn: Katy Murless, Vaughan Korte

Email: xxxxxxx@stewards.com; xxxxxx@stewards.com

Shaun Quin

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxxxx@stewards.com

Glen Steward

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxxxxxx@stewards.global

Charles R. Abele

1776 Polk Street, Suite 200

Hollywood, FL 33020

Email:

Peter J. Jago

1776 Polk Street, Suite 200

Hollywood, FL 33020

Email:

With a copy to:

Cozen O’Connor

One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attn: Howard Grossman

Email: xxxxxxxx@cozen.com

Lender:

1818 Mezz Lender LLC

c/o CCL Capital

420 Lexington Avenue

Suite 2100

New York, NY 10170

Attn: Adam Budgor

Email: xxxxxx@cclcapital.com

With a copy to:

Windels Marx Lane & Mittendorf, LLP

156 West 56th Street

New York, New York 10019

Attention: Wayne S. Cook, Jr., Esq.

Email: xxxxxx@windelsmarx.com

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Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove. Notices, demands, and communications provided by legal counsel on behalf of any party to this Guaranty pursuant to this Section 13.1 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

13.2          Attorneys’ Fees and Expenses; Enforcement. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty or as a consequence of any default under this Guaranty, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision (unless on the basis of Lender’s gross negligence, fraud or willful misconduct), then Guarantor shall immediately pay to Lender, within five (5) Business Days of written demand from Lender, together with reasonable documentation therefor, the amount of all such reasonable attorneys’ fees and expenses and out-of-pocket costs actually incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon only from the expiration of such five (5) Business Day period at the rate of interest applicable to the Principal Balance of the Note as specified therein. In the event of any legal proceedings, court costs and attorneys’ fees shall be set by the court and not by any jury and shall be included in any judgment obtained by Lender. This provision is separate and several and shall survive merger into judgment.

13.3          Cooperation. The terms and conditions of Section 13.35 and 13.36 of the Loan Agreement are incorporated herein by reference and Guarantor hereby agrees to reasonably cooperate with Lender in connection therewith.

13.4          No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Guaranty shall constitute a waiver of any breach, default, or failure of condition under the Note or this Guaranty or the obligations secured thereby. A waiver of any term of the Note or this Guaranty or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

13.5          Waiver of Right to Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT OF LENDER TO MAKE THE LOAN TO BORROWER AND OF GUARANTOR TO PROVIDE THIS GUARANTY.

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13.6          Severability. If any provision or obligation under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Guaranty and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Guaranty.

13.7          Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Guaranty shall bind and inure to the benefit of the executors, administrators, nominees, successors and assigns of the parties hereto.

13.8          Time. Time is of the essence of each and every term herein.

13.9          Governing Law And Consent To Jurisdiction. This Guaranty and any claim, controversy or dispute arising under or related to this Guaranty, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Guarantor consents to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

13.10      Survival. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Pledge and Security Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or assignment in lieu thereof, provided that this Guaranty shall terminate on the earlier to occur of (i) full payment of the Debt and (ii) Guarantor making payments hereunder in an amount equal to the Guaranty Cap.

13.11      Joint and Several Liability. THE LIABILITY OF EACH GUARANTOR HEREUNDER SHALL BE JOINT AND SEVERAL WITH EACH ADDITIONAL GUARANTOR.

13.12      Headings. All article, section or other headings appearing in this Guaranty are for convenience of reference only and shall be disregarded in construing this Guaranty.

13.13      Powers Of Attorney. The powers of attorney granted by Guarantor to Lender in this Guaranty shall be unaffected by the disability of the principal so long as any portion of the Loan remains unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event. Any power of attorney granted herein shall be limited solely to carrying out the specific actions expressly required of Guarantor under the applicable Section, and shall not expand Guarantor’s obligations or liabilities hereunder except, in each case, to a de minimis extent. Lender shall not execute upon any power of attorney without first giving Guarantor no less than ten (10) Business Days’ notice thereof, and Guarantor and Borrower having not taken the requisite action during that time period.

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13.14      Defined Terms. Unless otherwise defined herein, capitalized terms used in this Guaranty shall have the meanings attributed to such terms in the Loan Agreement, or the Pledge and Security Agreement, as applicable.

13.15      Rules Of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons. The word “Lender” as used herein shall include Lender, its successors, assigns and affiliates.

13.16      Use Of Singular And Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

13.17      Exhibits, Schedules And Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Guaranty by such attachment for all purposes.

13.18      Community Property. If Guarantor is a natural person, this Guaranty shall be binding against Guarantor’s sole and separate property and the property now or hereafter owned by the marital community property of Guarantor.

13.19      Integration; Interpretation. This Guaranty contains the entire agreement of the parties with respect to the matters contemplated hereby and supersedes all prior negotiations or agreements, written or oral. This Guaranty shall not be modified except by written instrument executed by all parties.

13.20      Lender Agreement. Lender’s acceptance of this Guaranty (which shall be evidenced by its making of the Loan) shall be deemed its agreement to all of the terms and provisions herein.

[signatures follow]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

GUARANTOR:

STEWARDS, INC., a Nevada corporation

By: _________________________________

Name: Shaun A. Quin

Its: CEO

________________________________________

SHAUN A. QUIN

_______________________________________

GLEN STEWARD

_______________________________________

charles r. abele

_______________________________________

peter j. jago

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EXHIBIT A

Legal Description

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES: R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA

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